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                                                                   EXHIBIT 10(e)

                                                                  CONFORMED COPY
J. C. PENNEY FUNDING CORPORATION
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                                                      6501 Legacy Drive
                                                      Mail Code 1304
                                                      Plano, Texas  75024-3698
                                                      (972) 431-2011

                                                      November 22, 1996

J. C. Penney Company, Inc.
6501 Legacy Drive
Mail Code 1304
Plano, Texas  75024-3698

Attention:  Treasurer

     Re: Amendment No. 2 to Loan Agreement, dated as of January 28, 1986, as amended by Amendment No. 1, dated as of December 26, 1986 ("Agreement"), between your company and our company
          ----------------------------------------------------------------------
Dear Sirs:

You and we agree that the Agreement is amended as follows:

  FIRST: The name of the Corporation having been changed by filing in the State of Delaware on April 10, 1988, from "J. C. Penney Financial Corporation" ("Financial") to "J. C. Penney Funding Corporation" ("Funding"), the terms "J.
  C. Penney Financial Corporation" and "Financial" are deleted throughout the Agreement, and the terms, "J. C. Penney Funding Corporation" and "Funding", as the case may be, are substituted therefor and adopted in lieu thereof.

  SECOND: The principal place of business set forth in the preamble of the Agreement, for both Penney and Funding, is deleted in its entirety and the following substituted therefor:

                       6501 Legacy Drive
                       Plano, Texas  75024-3698

  The addresses for Notices set forth in Section 10 of the Agreement are deleted in their entirety and the following substituted therefor:

      (a) for deliveries other than by U.S. Post Office, to the principal place of business, and
      (b) for mailing, to the following address:

                       P. O. Box 10001
                       Dallas, Texas 75301-0001

  THIRD: Section 1(c) of the Agreement is deleted in its entirety and the following substituted therefor:

      (c) without the approval of the Board of Directors of Funding, shall not exceed in aggregate principal amount at any one time outstanding
          (i) $8,000,000,000, in the case of all senior loans and subordinated loans considered together, and
          (ii) $1,000,000,000, in the case of all subordinated loans.
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  In the event of any conflict between the provisions of this Amendment No. 2 and those of the Agreement, the provisions of this Amendment No. 2 shall govern.

Please sign the acceptance below on both counterparts and return one counterpart to us, whereupon this Amendment No. 2 will become effective as of the date set forth above.

                                                Very truly yours,

                                                J. C. PENNEY FUNDING CORPORATION

                                                By   /s/  Frank N. Napoli
                                                  ------------------------------
                                                   Vice President and Treasurer
Accepted and agreed to:

J. C. PENNEY COMPANY, INC.

By    /s/  Robert B. Cavanaugh
  ---------------------------------
     Vice President and Treasurer